BROWN ADVISORY FUNDS

Brown Advisory Total Return Fund
(the “Fund”)

Institutional Shares (BAFTX)
Investor Shares (BIATX)

Supplement dated June 26, 2023
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2022

1.  Shares of the Fund Are No Longer Available for Purchase

As the result of a reorganization transaction pursuant to which the Fund was reorganized with and into the Brown Advisory Sustainable Bond Fund effective as of the close of business on June 23, 2023, the Fund is no longer operational and its shares are no longer offered for sale.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064

Investors should retain this supplement for future reference.